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                                                                   EXHIBIT 10.35


                           ALLONGE TO PROMISSORY NOTE

         This instrument is an Allonge to Promissory Note, entered into as of the 5th day of October, 1999, by and between the undersigned, Benno C. Schmidt, Jr. (the "Maker"), and EDISON SCHOOLS INC. (successor to THE EDISON PROJECT L.P.), a Delaware corporation (the "Lender").

                              W I T N E S S E T H:

         Reference is hereby made to that certain promissory note dated June 5, 1992 executed by the Maker in favor of the Lender in the original principal amount of $1,600,000, as amended by those certain Letter Agreements dated March 15, 1995, May 1, 1996, March 1, 1997 and December 15, 1997 (the "Note").

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Maker and the Lender hereby agree as follows:

         1. The Note is hereby amended to provide that the Loan evidenced by the Note and any interest accrued thereon shall be due and payable on the first to occur of (i) February 15, 2002 or (ii) the date on which Maker's employment by Lender is terminated.

         2. Effective the day and year first above written, the interest rate is changed to a rate equal to the prime rate in effect from time to time (the term "prime rate" at any time shall mean the rate of interest then most recently announced by Chase Manhattan Bank as its prime rate).

         3. Except as amended herein, the Note shall remain in full force and effect.
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         IN WITNESS WHEREOF, the Maker and the Lender have caused this instrument to be duly executed as of this 5th day of October, 1999.




                                       /s/ Benno C. Schmidt, Jr.
                                       -----------------------------------------
                                           Benno C. Schmidt, Jr.

                                       EDISON SCHOOLS INC.




                                   By: /s/ H. Christopher Whittle
                                       -----------------------------------------
                                           H. Christopher Whittle
                                           President and Chief Executive Officer


                       THIS ALLONGE SHOULD BE PERMANENTLY
                 AFFIXED TO THE PROMISSORY NOTE DESCRIBED ABOVE.